UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant   ⊠
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to Rule 14a-12

TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:
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☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
401 South Illinois Avenue
Oak Ridge, TN   37830

April 10, 2008
To the Shareholders of
    Tennessee Valley Financial Holdings, Inc.,

You are cordially invited to attend the annual meeting of shareholders of Tennessee Valley Financial Holdings, Inc. which will be held at our main office located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, on Tuesday, May 13, 2008, at 6:30 p.m., Eastern Time.

At the meeting, you will be asked to:

o	Elect eight directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified,

o	ratify the appointment of Dixon Hughes PLLC, as our auditors for 2008, and

o	transact other business that properly comes before the meeting or any adjournment of the meeting.

We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.  We have also enclosed a copy of our annual report on Form 10-KSB for the year ended December 31, 2007.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings.  Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting.  If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting.

We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on May 13, 2008.

Upon request we will provide you, without charge, a copy of any exhibits to our annual report on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission.  Requests should be directed to Kenneth F. Scarbro, Vice President, Tennessee Valley Financial Holdings, Inc., 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, telephone number 865-483-9444.  In order to ensure timely delivery of the documents, any request should be made by May 6, 2008.

                                                Sincerely yours,

                                                /s/Thomas E. Tuck
                                                Thomas E. Tuck
                                                President and Chief Executive Officer

TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
401 South Illinois Avenue
Oak Ridge, TN   37830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 10, 2008

Notice is hereby given that the annual meeting of shareholders of Tennessee Valley Financial Holdings, Inc., a Tennessee corporation, will be held May 13, 2008 at 6:30 p.m. local time, at our main office located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, for the following purposes:

    1.  To elect eight directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified,

    2.  To ratify the appointment of Dixon Hughes PLLC, as our auditors for 2008, and

    3.  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those shareholders of record at 5:00 p.m., local time, on March 31, 2008, are entitled to notice of and to vote at the Meeting.  On that day 1,510,431 shares of common stock were outstanding.  Each share entitles the holder to one vote on each proposal presented at the meeting.

                    By Order of the Board of Directors

                                                                                        /s/ Mark Holder
                                      Mark Holder, Secretary

Oak Ridge, Tennessee
Dated: April 10, 2008

PROXY STATEMENT
OF
TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
FOR THE ANNUAL MEETING OF ITS SHAREHOLDERS
TO BE HELD MAY 13, 2008

General

This proxy statement is being furnished to the holders of common stock, par value $1.00 per share, of Tennessee Valley Financial Holdings, Inc., a Tennessee corporation, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of shareholders to be held on May 13, 2008, at 6:30 p.m., local time, at our main office, 401 South Illinois Avenue, Oak Ridge, Tennessee and at any adjournment or adjournments of the meeting.

This proxy statement and the accompanying form of proxy are first being mailed to shareholders of Tennessee Valley Financial Holdings, Inc. on or about April 10, 2008.

Voting

Shareholders of record at the close of business on March 31, 2008, the record date designated by the board of directors, will be entitled to notice of and to vote at the meeting.  On that date 1,510,531 shares of common stock were outstanding.

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting is necessary in order to constitute a quorum. At the meeting, you will vote

•	to elect eight directors,
•	to ratify the appointment of Dixon Hughes PLLC as our independent auditors for 2008, and
•	to transact other such business that properly comes before the meeting or any adjournment of the meeting.

The election of each of the nominees to the board of directors will require the affirmative vote of a plurality of the shares of common stock voting at the meeting.  The affirmative vote of a majority of the outstanding shares of common stock present or represented at the meeting, if a quorum exists, is required to ratify the appointment of Dixon Hughes PLLC as our independent auditors for 2008.  Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Each holder of shares of common stock is entitled to one vote for each share held on all matters submitted before the meeting or any adjournment of the meeting.  Cumulative voting is not provided for in the election of directors.

Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted in accordance with the instructions on these proxies.  If no instruction is indicated on the proxy, the named holders of the proxies will vote the shares in favor of all nominees named in this proxy statement, and the ratification of the selection of independent auditors.  The named holders of proxies also will use their discretion in voting the shares in connection with any other business that properly may come before the meeting.

Any shareholder who sends in a proxy has the power to revoke that proxy any time prior to the exercise of the proxy by giving written notice to the Secretary at out executive offices located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830.  Shareholders also may revoke proxies either by a later dated proxy, if we receive the proxy prior to the exercise of the prior proxy, or by attending the meeting and voting in person.

Information Regarding Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership of the common stock by (i) directors and persons nominated to become directors and our executive officers, (ii) persons owning 5% or great of our common stock and (iii) directors and executive officers as a group.  The information shown in this table is based on information provided to the company as of March 31, 2008.

Name of Beneficial Owner (1) (2)	Number of Shares	Amount and Nature of Beneficial Ownership Percent of Class

Larry Beeman	43, 325	2.87%
687 Emory Valley Rd., Suite A, Oak Ridge, TN 37830
A.P. Cappiello	24,526	1.62%
100 Tulsa Rd., Suite 28, Oak Ridge, TN 37830
Mark B. Holder (3)	13,245	*
401 South Illinois Ave., Oak Ridge, TN 37830
J. Frank Jamison	45,347	3.00%
673 Emory Valley Rd., Oak Ridge, TN 37830
Terry L. Kerbs	38,069	2.52%
10613 Dutchtown Rd., Knoxville, TN 37932
Thomas D. Moye	17,143	1.13%
7714 Conner Road, Suite 103, Powell, TN 37819
Braxton Sadler (4)	19,039	1.26%
401 S. Illinois Ave., Oak Ridge, TN 37830
Kenneth F. Scarbro	-0-	*
401 S. Illinois Ave., Oak Ridge, TN 37830
James Stalsworth	5,456	*
543 W. Lamar Alexander Pkwy, Maryville, TN 37801
Thomas E. Tuck (5)	74,301	4.92%
401 South Illinois Ave., Oak Ridge, TN 37830
W. Robert Witt	28,463	1.88%
1242 Weisgarber Rd., Knoxville, TN 37917

Directors and executive officers as a group (10 persons) (6)	308,913	20.45%
_________________________ *Less than 1%
(1)
Includes shares beneficially owned, directly or indirectly, together with affiliates and also includes shares held as trustee and held by custodian by minor children. Shares subject to options which are exercisable within 60 days of March 31, 2008 are treated as issued and outstanding for the purpose of computing the percent class owned by such person or group but not for the purpose of computing the percent class owned by any other person or group.

(2)	Business address.
(3)	Includes 11,400 shares issuable upon the exercise of options.
(4)	Includes 18,000 shares issuable upon the exercise of options.
(5)	Includes 34,800 shares issuable upon the exercise of options.
(6)	Includes 64,200 shares issuable upon the exercise of options.

Election of Directors (Proposal 1)

The terms of the present board of directors expire annually.  At the meeting the following persons, all of whom are members of the present board of directors, except for Ms. McNally, are nominees for election.  Each director elected at the meeting will hold office until the annual meeting of shareholders held in 2009 or until his or her successor is elected and qualified.

Larry Beeman	Terry L. Kerbs	Thomas E. Tuck
A.P. Cappiello	Jan McNally	William Robert Witt
J. Frank Jamison	Dr. Thomas D. Moye, Jr,

Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed above.  Each nominee has consented to be a candidate and to serve, if elected.  While the board has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such an event should occur, the proxy will be voted with discretionary authority for a substitute or substitutes as shall be designated by the current board of directors.

The board recommends that the shareholders vote FOR the proposed nominees.

Management of the Company

The following table sets forth the names and some information, as of December 31, 2007, about our directors and executive officers.  Officers serve at the discretion of the board of directors.  There are no family relationships among the directors and executive officers.  None of the directors or executive officers serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940.  No director is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union.

Name and Title	Age	Business Experience During Past Five Years	Year First Elected
Larry Beeman, Director	63	Owner, Investment Planning Services, Inc.	1995
A.P. Cappiello, Director	43	Attorney	1995
J. Frank Jamison, Chairman of the Board	67	Owner and President, Tele-Sys, Inc.	1995
Terry L. Kerbs, Director	60	President, Advanced Office Systems	2001
Jan McNally	61	Corporate Director-Leadership Development for Covenant Health, formerly President and Chief Administrative Officer of Methodist Medical Center
Dr. Thomas D. Moye, Jr., Director	59	Oral Surgeon	2001
Thomas E. Tuck, Director, President and Chief Executive Officer	57	Banker	1995
William Robert Witt, Director	66	Owner and President, Witt Building Materials	2001

Description of the Board and Committees

The board meets periodically as necessary.  The board of directors of TNBank, our wholly owned subsidiary and primary business, holds monthly meetings and special meetings as called.  Directors receive $800 for each board meeting and $200 for each committee meeting attended.  During the fiscal year ended December 31, 2007, the board held 15 meetings.  All directors attended more than 75% of the aggregate number of meetings of the board and committees of the board on which they served during the year. The board of directors does not have a nominating or a compensation committee. The entire board of directors acts as our nominating committee.  The board has no set procedures or policy on the selection of nominees or evaluation of shareholder recommendations and will consider these issues on a case-by-case basis.  The board will consider shareholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the SEC.  The board screens all potential candidates in the same manner.  The board's review will typically be based on all information provided with respect to the potential candidate.  The board has not established specific minimum qualifications that must be met by a nominee for a position on the board or specific qualities and skills for a director.  For more information, please see the section below entitled "Shareholder Proposals."

The table below provides information about the compensation our directors received during 2007:

Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Larry Beeman	14,226	899					15,125
A.P. Cappiello	8,300	2,886					11,186
J. Frank Jamison	16,526	4,495					21,021
Terry L. Kerbs	28	9,393					9,421
Dr. Thomas D. Moye, Jr.	14,310	4,495					18,805
Thomas E. Tuck	18	21,694					21,712
William Robert Witt	1	19,398					19,399

Report of the Audit Committee of the Board of Directors

The Audit Committee consists of Messrs. Jamison, Moye, Beeman and Cappiello.  The board has not adopted a written charter for the Audit Committee.  During the fiscal year ended December 31, 2007, the Audit Committee met five times.

The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices.  The Audit Committee’s chief duties are to:

•	hire one or more independent public accountants to audit our books, records and financial statements and to review our system of accounting, including our system of internal control;

•	monitor and evaluate, independently and objectively, our internal financial controls and financial reporting procedure;

•	discuss with the independent accountants the results of their audits and reviews;

•	periodically communicate the Audit Committee’s findings to the board; and

•	facilitate communication among the board, the independent auditors, and management.

The Audit Committee has obtained from the independent auditors, Dixon Hughes PLLC, a formal written statement describing all relationships between the auditors and our company that might bear on the auditors’ independence.  This statement conforms to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, including their receipt of fees from our company, and satisfied itself that the auditors are independent of our company.

The Audit Committee has discussed with management our audited financial statements for the year ended December 31, 2007.  The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditor’s evaluation of our financial statements.  The Audit Committee has also discussed with the independent auditors its evaluation of our internal controls, and the overall quality of our financial reporting.

Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the board that our audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2007, for filing with the SEC.  The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, Dixon Hughes PLLC.

Members of the Audit Committee:
A. P. Cappiello, Chairman	Frank Jamison
Thomas Moye	Larry Beeman

Audit Committee Financial Expert

The board has determined that we do not currently have an “audit committee financial expert,” as defined under the rules of the SEC, serving on our Audit Committee.  The board believes that all of the members of the Audit Committee are qualified to serve on the committee and have the experience and knowledge to perform the duties required of the committee.  The board does not have any independent directors who would qualify as an audit committee financial expert, as defined.  The board believes that it has been, and may continue to be, impractical to recruit such a director unless and until we become significantly larger.

Principal Accountant Fees and Services

For services rendered by our principal independent auditors, we incurred the following fees:

	Pugh and Company, PC (a)/Dixon Hughes PLLC (b) 2006		Dixon Hughes PLLC 2007

Audit Fees (1)	$ 30,400 48,000	(a) (b)	$ 50,350
Audit Related Fees (2)	26,725	(a)	26,250
Tax Fees (3)	9,425	(a)	12,450
All Other Fees	3,300	(a)	4,250
Total	$ 117,850		$ 100,350
 __________________

(1)   Audit fees consisted of audit work performed on the audit of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.
 (2)           Audit related fees consisted principally of procedures related to regulatory filings.
 (3)           Tax fees consisted principally of tax return preparation, tax research and tax planning.

All other fees consisted principally of miscellaneous consulting, conferences and consultations regarding accounting and regulatory matters.

Compensation of Executive Officers

The following table sets forth the aggregate compensation paid to our Chief Executive Officer for services rendered in all capacities during the year ended December 31, 2007.  No other executive officer’s compensation exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Thomas E. Tuck President and Chief Executive Officer	2006 2007	135,450 142,004	7,740 26,433						143,190 168,437

The following table sets forth information regarding stock options granted to the Chief Executive Officer.

Outstanding Equity Awards at Fiscal year-End
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)

Thomas E. Tuck	14,800 (1) 20,000 (2)	-0- (1) 4,000 (2)	-0-	8.00 (1) 13.00 (2)	4/20/2009 (1) 1/1/2015 (2)	-0- (1) -0- (2)	-0- (1) -0- (2)	-0-	-0-

(1) 1996 Stock Option Plan
(2) 2002 Incentive and Nonqualified Stock Option Plan for Employees

Stock Options

We have a stock option plan for certain key employees which was approved by the shareholders in March 1996. A total of 38,950 shares were reserved under this plan.  As of December 31, 2007, all options under this plan have been granted and 32,690 of those options remain outstanding.  Under the 2002 Incentive and Nonqualified Stock Option Plan for Employees of Tennessee Valley Financial Holdings, Inc. and its subsidiaries, the board of directors is authorized to issue to our employees options up to a number of shares that is the lesser of (a) 20% of the issued and outstanding shares or (b) 213,612 shares of our stock. The option prices are determined by the board of directors, or a committee thereof, but option prices may not be less than 100% of the fair market value of the stock on the date the option is granted. No awards can be made under this plan after 2012. In 2005, the board of directors awarded a total of 78,750 options at an exercise price of $13 which was equal to the fair value of the stock on the date the options were granted.  These options vest over a four-year period.  No options have been exercised under this plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, our directors, executive officers and any persons holding more than 10 % of our common stock are required to report their ownership and any changes in that ownership to the SEC.  These persons also are required by SEC regulations to furnish us with copies of these reports.  Specific due dates for these reports have been established and we are required to report in this proxy statement any failure to file timely during 2007.  Based solely on a review of the reports furnished to us or written representation from our directors and executive officers, we believe that all of these filing requirements were satisfied by our directors and executive officers during 2007.

Certain Relationships and Related Transactions

Some of our directors and officers are customers of TnBank, and have had and expect to have loan transactions with TnBank in the ordinary course of business.  In addition, some of our directors and officers are at present, as in the past, affiliated with businesses which are customers of TnBank and which have had and expect to have loan transactions with TnBank in the ordinary course of business.  These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties.  In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Commitments to extend credit and outstanding indebtedness to directors and executive officers as December 31, 2007 were as follows:

Larry Beeman	$ 21,400
A.P. Cappiello	6,600
Mark B. Holder	1,000
J. Frank Jamison	185,000
Terry L. Kerbs	300,000
Thomas D. Moye	97,337
Braxton L. Sadler	1,318
Kenneth. F. Scarbro	-0-
James I. Stalsworth	18,500
Thomas E. Tuck	1,000
Total	$ 632,155

Approval of Independent Auditors (Proposal 2)

Upon the recommendation of the Audit Committee, the board has selected Dixon Hughes PLLC, as its independent auditors for 2008.  A representative Dixon Hughes PLLC is expected to be present at the meeting and will have an opportunity to make a statement if he desires to do so.  The representative is also expected to be available to respond to appropriate questions.

The Board recommends that shareholders vote FOR the approval of Dixon Hughes PLLC as our independent auditors for 2008.

Expenses of Solicitation

Proxies are being solicited by and on behalf of the board.  We will pay the total expense of preparing, assembling, printing, and mailing proxies and proxy solicitation materials.  It may be that, following the original solicitation; some further solicitation will be made by telephone or other communications with some shareholders.  Officers and directors, who will not receive additional compensation for such activities, will make all further solicitation.

Shareholder Proposals

Shareholders’ proposals intended to be presented at the 2009 annual meeting of shareholders must be received at our executive offices on or before December 31, 2008, to be included in the proxy statement and form of proxy relating to that meeting.

Other Matters

At the time of preparation of the proxy statement, the board has not been informed and is not aware of any matters to be presented for action at the meeting other than the matters listed in the notice of meeting included with this proxy statement.  If any other matters should come before the meeting, or any adjournment thereof, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote on such matters according to their best judgment.

Availability of Annual Report on Form 10-KSB

A copy of the Annual Report on Form 10-KSB accompanies this proxy statement.  A copy of the exhibits to the Annual Report on Form 10-KSB for the year ended December 31, 2007, which has been filed with the SEC, is available without charge to each shareholder of record upon written request to Kenneth F. Scarbro, Vice President, 401 South Illinois Avenue, Oak Ridge, Tennessee 37830.  Each written request must set forth a good faith representation that as of the record date, March 31, 2008, the person making the request was a beneficial owner of shares entitled to vote at the meeting.

                        BY THE ORDER OF THE BOARD OF DIRECTORS

                        /s/Thomas E. Tuck
April 10, 2008                                                                                   Thomas E. Tuck, President and Chief Executive Officer

Revocable Proxy
Tennessee valley financial holdings, inc.
401 South Illinois Avenue
Oak Ridge, Tennessee 37830

This proxy is solicited on behalf of the board of directors
for the 2008 annual meeting of shareholders

The undersigned appoints each of Thomas E. Tuck and J. Frank Jamison and each of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Tennessee Valley Financial Holdings Inc.. (the "Company") at the close of business on March 31, 2008, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Company's main office at 401 South Illinois Avenue, Oak Ridge, Tennessee, on May 13, 2008, at 6:30 p.m., local time, and at any and all adjournments, upon the following matters:

(1) To elect as directors of the Company all nominees listed below (except as marked to the contrary below).

      ☐ FOR all nominees listed below (except as indicated to the contrary below).

      ☐     VOTE WITHHELD

Larry Beeman	Jan McNally
A.P. Cappiello	Thomas D. Moye
J. Frank Jamison	Thomas E. Tuck
Terry L. Kerbs	W. Robert Witt

Instruction:  To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

______________________________________________________________________________

     (2)  To approve the appointment of Dixon Hughes PLLC as the independent auditors for the Company for 2008

    ☐ For                                           ☐ Against                                ☐ Abstain

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders(s).  If no direction is made, this proxy will be voted for Proposals 1 and 2.

       ********************************************************************************

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the 2008 Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 2007 fiscal year.

Dated:  _________, 2008                                                                           Signed:   _________________________________

[Label to be placed here]                                                            Signed:   ______________________________________________________

Please sign exactly as names (or names) appears above. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND MAIL THE DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE